                                                                    EXHIBIT 99.2

                          TESORO PETROLEUM CORPORATION

                         NOTICE OF GUARANTEED DELIVERY
            FOR TENDER OF 9 5/8% SENIOR SUBORDINATED NOTES DUE 2008
                       (PRINCIPAL AMOUNT $1,000 PER NOTE)


     A holder of 9 5/8% Senior Subordinated Notes due 2008 (the "Outstanding Notes") of Tesoro Petroleum Corporation who wishes to tender such Outstanding Notes pursuant to the exchange offer (the "Exchange Offer") extended by the Prospectus dated January 9, 2002 (the "Prospectus") and the Letter of Transmittal accompanying this Notice of Guaranteed Delivery (the "Letter of Transmittal") must complete and deliver this form or one substantially equivalent to it under the following circumstances: (i) certificates representing the Outstanding Notes are not immediately available, (ii) the Outstanding Notes or other required documents will not reach the Exchange Agent prior to the Expiration Date (as defined in the Letter of Transmittal and the Prospectus), or (iii) the appropriate procedures for book-entry transfer will not be completed prior to the Expiration Date. This requirement is set forth in the Prospectus in the section entitled "The Exchange Offer -- Procedures for Tendering" and in the Letter of Transmittal in Instruction 2. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent. The Exchange Agent must receive this form prior to 5:00 p.m., New York City time, on February 11, 2002.


                    To U.S. Bank Trust National Association
                             (the "Exchange Agent")

              By Hand Delivery:                             By Overnight Courier:
           U.S. Bank Trust Center                          U.S. Bank Trust Center
            180 East Fifth Street                           180 East Fifth Street
          St. Paul, Minnesota 55101                       St. Paul, Minnesota 55101
       Attn: Specialized Finance Group                 Attn: Specialized Finance Group
      By Registered or Certified Mail:                    By Facsimile Transmission
           U.S. Bank Trust Center                     (for Eligible Institutions Only):
            180 East Fifth Street                   U.S. Bank Trust National Association
          St. Paul, Minnesota 55101                            (651) 244-1537
       Attn: Specialized Finance Group                     Confirm: (800) 934-6802

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE NUMBER
      OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF
   A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE
    MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE BOX ON THE LETTER OF
                    TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

     I, the undersigned, hereby tender to Tesoro Petroleum Corporation the principal amount of the Outstanding Notes listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the Letter of Transmittal and the instructions thereto, which I have received, pursuant to the guaranteed delivery procedures set forth in such Prospectus, as follows:

                                           AGGREGATE PRINCIPAL
                                           AMOUNT REPRESENTED                     PRINCIPAL AMOUNT
        CERTIFICATE OR                       BY OUTSTANDING                TENDERED (MUST BE IN INTEGRAL
       REGISTRATION NOS.                         NOTE(S)                        MULTIPLES OF $1,000)
----------------------------------------------------------------------------------------------------------
-------------------------------  ---------------------------------------  --------------------------------

-------------------------------  ---------------------------------------  --------------------------------

-------------------------------  ---------------------------------------  --------------------------------

-------------------------------  ---------------------------------------  --------------------------------

     If Outstanding Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
                   -------------------------------------------------------------


Transaction Code (if available):

                                ------------------------------------------------

Date:
     ---------------------------------------------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X
  ------------------------------------------------------------------------------

X
  ------------------------------------------------------------------------------
                Signature(s) of Owner(s) or Authorized Signatory

Date:
     --------------------------------


Taxpayer Identification Number or Social Security Number:


                                                         ----------------------

Area Code and Telephone Number:
                               ------------------------------------------------

     Must be signed by the holder(s) of the Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)
Name(s):
        ------------------------------------------------------------------------
Capacity:
         -----------------------------------------------------------------------
Address(es):
            --------------------------------------------------------------------

                THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


     I, the undersigned, a firm or other entity identified as an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantee (a) that the above named person(s) own(s) the principal amount of 9 5/8% Senior Subordinated Notes due 2008 of Tesoro Petroleum Corporation (the "Outstanding Notes") tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended,
(b) that such tender of such Outstanding Notes complies with Rule 14e-4, and (c) that I will deliver to the Exchange Agent the certificates representing the Outstanding Notes tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within five (5) business days after the Expiration Date.



---------------------------------------------------  ---------------------------------------------------
                   NAME OF FIRM                                     AUTHORIZED SIGNATURE

---------------------------------------------------  ---------------------------------------------------
                      ADDRESS                                               TITLE

---------------------------------------------------   Name -------------------------------------------
                     ZIP CODE                                       PLEASE TYPE OR PRINT

---------------------------------------------------  Dated --------------------------------------------
               AREA CODE AND TEL. NO

NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING NOTES WITH THIS FORM.
      CERTIFICATES REPRESENTING OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.

                                        3